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Pursuant to Instruction 2 to Item 601 of Regulation S-K, NeuStar, Inc. has filed an agreement with the North American Portability Management LLC, as successor to Northeast Carrier Acquisition Company, LLC, which is one of seven agreements that are substantially identical in all material respects other than the parties to the agreements. North American Portability Management, LLC succeeded to the interests of Northeast Carrier Acquisition Company, LLC and each of the other entities listed below. The following list identifies the other parties to the six agreements that have been omitted pursuant to Instruction 2 to Item 601:

•	LNP, LLC (Midwest)

•	Southwest Region Portability Company, LLC

•	Western Region Telephone Number Portability, LLC

•	Southeast Number Portability Administration Company, LLC

•	Mid-Atlantic Carrier Acquisition Company, LLC

•	West Coast Portability Services, LLC

AMENDMENT TO
CONTRACTOR SERVICES AGREEMENT FOR
NUMBER PORTABILITY ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM

AMENDMENT TO AUTOMATIC RENEWAL, PRICING AND TRANSITION SERVICES

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Amendment No. 97 (NE)
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AMENDMENT NO. 97 UNDER CONTRACTOR SERVICES AGREEMENT
FOR NUMBER PORTABILITY ADMINISTRATION CENTER/SERVICE MANAGEMENT SYSTEM

Amendment to Automatic Renewal, Pricing and Transition Services

1.	PARTIES
This Amendment No. 97 (this “Amendment”) is entered into pursuant to Article 30 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System, as amended and in effect immediately prior to the Amendment Effective Date (each such agreement referred to individually as the “Master Agreement” and collectively as the “Master Agreements”), by and between NeuStar, Inc., a Delaware corporation (“Contractor”), and the North American Portability Management LLC, a Delaware limited liability company (the “Customer”), as the successor in interest to and on behalf of the Northeast Carrier Acquisition Company, LLC (the “Subscribing Customer”).

2.	EFFECTIVENESS AND TERM
This Amendment shall be effective as of the last date of execution below (the “Amendment Effective Date”), conditioned upon execution by Contractor and Customer on behalf of all the limited liability companies listed below for the separate United States Service Areas (the “Subscribing Customers”).

•	Mid-Atlantic Carrier Acquisition Company, LLC

•	LNP, LLC (Midwest)

•	Northeast Carrier Acquisition Company, LLC

•	Southeast Number Portability Administration Company, LLC

•	Southwest Region Portability Company, LLC

•	West Coast Portability Services, LLC

•	Western Region Telephone Number Portability, LLC

3.	DEFINED TERMS
The number in the upper left-hand corner refers to this Amendment. Capitalized terms used herein without definition or which do not expressly reference another agreement shall have the meanings as defined in the Master Agreement. The term “Allocated Payor” shall have the same meaning set forth in Article 1 of the Master Agreement, as amended by Section 9.2 of Amendment No. 42, i.e., any of the entities that the Contractor is entitled to invoice for Allocated Charges under the FCC’s Matter of Telephone Number Portability, Third Report and Order, CC Docket 95-116, RM 8535, FCC 98-82, as it may subsequently be revised or amended (the “Cost Recovery Order”).

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4.	CONSIDERATION RECITAL
In consideration of the terms and conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contractor and Customer agree as set forth in this Amendment. The modifications and amendments made herein were negotiated together, and each is made in consideration of all of the other terms and conditions herein. All such modifications and amendments are interrelated and are dependent on one another. No separate, additional or different consideration is contemplated with respect to the modifications and amendments herein.
Contractor and Customer acknowledge that the agreements hereunder have been offered and accepted because Contractor provides Services, and Customer receives Services, in the Service Area in accordance with the NPAC/SMS Software, functionality, Change Orders, terms and conditions (the “NPAC/SMS Features”) required under all amendments to and Statements of Work under the Master Agreement, and which NPAC/SMS Features have been elected and purchased by Customer on behalf of the Subscribing Customer as of the Amendment Effective Date. The Parties agree and acknowledge that Article 29 of the Master Agreement shall not apply with respect to the execution and delivery of this Amendment, so that this Amendment shall not be considered to be the provision of a centralized NPAC solution.
Neither Contractor nor Customer has made or is hereby making any representations with respect to either the reliability or likelihood of expected or forecasted TN Porting Event volumes in this Service Area individually or cumulatively with any other United States Service Areas, cumulatively or with respect to the realization of any expected or forecasted cost savings. Furthermore, Customer does not guarantee or otherwise promise or assure any TN Porting Event volumes in this Service Area, either individually or cumulatively with other United States Service Areas.

5.	APPLICABLE DOCUMENTS
The following internal documents are applicable to this Amendment:
None    Functional Requirements Specifications
None    Requirements Traceability Matrix
None    System Design
None    Detailed Design
None    Integration Test Plan
None    System Test Plan
None    NPAC Software Development Process Plan
None    User Documentation

6.	IMPACTS ON MASTER AGREEMENT
The following portions of the Master Agreement are impacted by this Amendment:

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✓    Master Agreement
None    Exhibit B Functional Requirements Specification
None    Exhibit C Interoperable Interface Specification
✓    Exhibit E Pricing Schedules
None    Exhibit F Project Plan and Test Schedule
None    Exhibit G Service Level Requirements
None    Exhibit H Reporting and Monitoring Requirements
None    Exhibit J User Agreement Form
None    Exhibit K External Design
None    Exhibit L Infrastructure/Hardware
None    Exhibit M Software Escrow Agreement
None    Exhibit O Intermodal Ported TN Identification Service Agreement
None    Exhibit P LEAP Service Agreement
None    Disaster Recovery
None    Back Up Plans
✓    Gateway Evaluation Process (Article 32 of Master Agreement)

7.	AMENDMENTS

7.1    Automatic Renewal Period

Article 3 of the Master Agreement is hereby deleted and replaced with the following:

This Agreement shall commence as of the Effective Date of this Agreement and continue for a term ending on June 30, 2015 (the “Initial Term”), unless terminated earlier under the terms of this Agreement. This Agreement shall renew for a 15-month period ending on September 30, 2016 (the “First Renewal Period”), unless terminated earlier under the terms of this Agreement. After expiration of the First Renewal Period, this Agreement shall automatically renew for consecutive one (1) year periods, unless an election not to renew is made by (i) Customer by providing at least ninety (90) days written notice to Contractor prior to the end of the First Renewal Period or any subsequent renewal term (the “Customer’s Notice of Non-Renewal”) or (ii) by Contractor by providing at least one hundred and eighty (180) days written notice to Customer prior to the end of the First Renewal Period Term or any subsequent renewal term (the “Contractor’s Notice of Non-Renewal”). Customer shall not deliver a Customer’s Notice of Non-Renewal during the First Renewal Period before April 1, 2016. Notwithstanding the foregoing, upon delivery of Contractor’s Notice of Non-Renewal, Contractor shall be obligated to provide Services and Transition Services in accordance with Article 24 of this Agreement.
7.2    Rescission of Escalator

For purposes of Section 35.3 of the Master Agreement, the annual escalator of Six and One Half Percent (6.5%) applicable to the Base National Annual Fixed Porting Fee for Services, and when applied monthly, the Base National Monthly Fixed Porting Fee, is hereby rescinded beginning December 31, 2015, such that it shall not be applied to increase the aforementioned fees from the 2015 Applicable Year to the 2016 Applicable Year and for any Applicable Years or periods thereafter, whether the term of this Agreement is extended under Article 3, Article 24, or any other provision of this Agreement, subject, however, upon the occurrence of a

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Termination Event or Non-Renewal, as defined in Section 24.1, to the delivery of one or more 180 Day Termination Notices in accordance with the Article 24. Accordingly, the last paragraph of Section 35.3, immediately following the three-column table, is deleted in its entirety. As a result, the Base National Annual Fixed Porting Fee for the 2016 Applicable Year and each Applicable Year thereafter shall equal the amount for the 2015 Applicable Year shown in Column B of the three-column table, and the Base National Monthly Porting Fee for the 2016 Applicable Year and each Applicable Year thereafter shall equal the amount for the 2015 Applicable Year shown in Column C of the three-column table. Notwithstanding the foregoing, the rescission of the annual escalator under this Section 7.2 shall be voided upon a notice of a Termination Event under Section 23.1(e) issued prior to September 30, 2016, or the issuance of a notice of Non-Renewal under Section 24.3 prior to April 1, 2016, such that the escalator shall revert and apply prospectively as of the Amendment Effective Date as if this Section 7.2 had not been part of this Amendment. If Customer fails to issue a 180 Day Termination Notice in accordance with Section 24.2 or Section 24.3 of the Master Agreement, then the rescission of the annual escalator under this Section 7.2 shall be voided effective retroactively to January 1, 2016.

7.3    Modifications to Article 24

7.3.1    Retitling Article 24 Heading

The heading for Article 24 is deleted in its entirety and replaced with the following:

ARTICLE 24 - TRANSITION TO A SUCCESSOR CONTRACTOR

7.3.2    Replacement of Section 24.1 in its Entirety

Section 24.1 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

24.1    Contractor’s Obligation to Assist with Transition

Upon written notice to Contractor, which notice Customer may provide at any time, whether or not this Agreement has been terminated by Customer under either Article 23 or Article 12 hereof (a “Termination Event”), or upon election not to renew the term of this Agreement under Article 3 hereof (a “Non-Renewal”), Contractor shall assist Customer in the orderly transition of the Services specified herein from Contractor to a successor contractor or administrator for NPAC/SMS (in either case, the “Successor Contractor”), consistent with the requirements of this Article 24 - Transition to a Successor Contractor.

7.3.3    Replacement of Section 24.2 in its Entirety

Section 24.2 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

24.2    Optional Extension Upon Termination or Non-Renewal Without a License.

Upon the occurrence of a Termination Event (other than a Termination Event under Section 23.1 (c), (d) or (e) or Article 12) or Non-Renewal and, in each case, upon Customer’s request in lieu of being granted a license under Article 9 hereof, Contractor shall agree to extend the term of this Agreement

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with Customer and to provide both Services and Transition Services for a period (hereinafter the “Section 24.2 Transition Extension Period”), the last day of which shall be the earlier to occur of (i) the last day of the calendar month immediately following the date on which the Customer completes its transition from Contractor to a Successor Contractor in all seven (7) United States Service Areas administered by Contractor under master agreements with all Subscribing Customers, (the “Transition Acceptance Date”) or (ii) the date that is five hundred forty-eight (548) days after (A) in the case of a Termination Event, the date the Notice of Termination is given by Customer (the “Termination Event Notice Date”), or (B) in the case of Non-Renewal, the date either the Customer’s Non-Renewal Notice or the Contractor’s Non-Renewal Notice is given, as applicable (the “Non-Renewal Notice Date”).

Subject to the obligations of the Customer to deliver to Contractor one or more “180 Day Termination Notices” (as defined below), Contractor shall (i) provide the Services during the Section 24.2 Transition Extension Period (and any extensions of the Section 24.2 Transition Extension Period) at the pricing and at the Service Levels then in effect on the date of the Termination Event or Non-Renewal, and (ii) extend further the Section 24.2 Transition Extension Period to the Transition Acceptance Date, if it extends to a date beyond the date that is five hundred forty-eight (548) days after the Termination Event Notice Date or the Non-Renewal Notice Date. Contractor shall provide all Transition Services (as defined below) requested by Customer during the Section 24.2 Transition Extension Period (including all extensions of the Section 24.2 Transition Extension Period) provided that (i) Contractor shall be paid for such Transition Services in accordance with Article 24.5 below and (ii) Contractor shall have no obligation to perform any such Transition Services under this Section 24.2 after the end of any Section 24.2 Transition Extension Period. Notwithstanding anything to the contrary above, Contractor’s obligation to perform Services and Transition Services during the Section 24.2 Transition Extension Period (and all extensions of the Section 24.2 Transition Extension Period) is subject to Customer using diligent efforts to transition to a Successor Contractor beginning no later than the Termination Event Notice Date or the Non-Renewal Notice Date, as applicable.

As a condition precedent to Contractor’s obligation (i) to provide Services during the Section 24.2 Transition Extension Period (and any extensions of the Section 24.2 Transition Extension Period) at the price then in effect on the date of the Termination Event or Non-Renewal for the Services, and (ii) to extend further the Section 24.2 Transition Extension Period to the Transition Acceptance Date , even if to a date beyond the date that is five hundred forty-eight (548) days after the Termination Event Notice Date or the Non-Renewal Notice Date, Customer shall deliver to Contractor a “180 Day Termination Notice.” A “180 Day Termination Notice” is defined as a notice in writing delivered to Contractor by Customer, notifying Contractor of Customer’s intention to terminate this Agreement and to no longer receive Services or Transition Services on the 181st calendar day after the date of the notice (such date, the “Designated Service Completion Date”). It being understood that a Designated Service Completion Date can only be established by delivery by Customer of a 180 Day Termination Notice and that once Customer issues a 180 Day Termination Notice, any subsequent Customer notifications to Customer establishing Customer’s intention to terminate this Agreement and to no longer receive Services or Transition Services can only be established by delivery by Customer to Contractor of a 180 Day Termination Notice. Notwithstanding anything to the contrary in this Agreement, in the event that Customer has delivered a 180 Day Termination Notice, Contractor’s obligation to provide Services and Transition Services hereunder shall terminate on the last established Designated Service Completion Date. So long as the most current Designated Service Completion

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Date has not passed, Customer can deliver, one or more 180 Day Termination Notices to Contractor, thereby superseding all immediately prior 180 Day Termination Notices and extending the Designated Service Completion Date to the 181st calendar day after the date of the newest 180 Day Termination Notice.

7.3.4    Replacement of Section 24.3 in its Entirety

Section 24.3 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

24.3    Optional Extension Upon Termination or Non-Renewal With a License, or upon Loss of Neutrality or Regulatory Termination.

Upon the occurrence of (A) a Termination Event (other than a Termination Event under Section 23.1 (c), (d) or Article 12) or Non-Renewal and, in each case, upon circumstances where Customer has been granted a license under Article 9 hereof, or (B) a Termination Event under Section 23.1(c) or (d), whether or not Customer has been granted a license under Article 9 hereof, or (C) a Termination Event under Section 23.1(e), Contractor shall agree to extend the term of this Agreement with Customer and to provide both Services and Transition Services for a period (hereinafter the “Section 24.3 Transition Extension Period”), the last day of which shall be the earlier to occur of (i) the date that ends on the last day of the calendar month immediately following the date on which the Customer completes its transition from Contractor to a Successor Contractor in all seven (7) United States Service Areas administered by Contractor under master agreements with all Subscribing Customers, (the “Transition Acceptance Date”) or (ii) the date that is one hundred and eighty (180) days after (A) in the case of a Termination Event, the Termination Event Notice Date, or (B) in the case of Non-Renewal, the Non-Renewal Notice Date.

Subject to the obligations of the Customer to deliver to Contractor one or more “180 Day Termination Notices,” (as defined below), Contractor shall upon the occurrence of either (A) a Termination Event (other than a Termination Event under Section 23.1 (c), (d) or Article 12) or Non-Renewal and, in each case, upon circumstances where Customer has been granted a license under Article 9 hereof, or (B) a Termination Event under Section 23.1(c) or (d), whether or not Customer has been granted a license under Article 9 hereof, (i) continue to provide the price and Service Levels then in effect on the date of the Termination Event or Non-Renewal for the Services during the Section 24.3 Transition Extension Period (and any extensions of the Section 24.3 Transition Extension Period) and (ii) extend further the Section 24.3 Transition Extension Period to the Transition Acceptance Date, or to a date beyond the date that is one hundred and eighty (180) days after the Termination Event Notice Date or the Non-Renewal Notice Date. Contractor shall provide all Transition Services (as defined below) requested by Customer during the Section 24.3 Transition Extension Period (including all extensions of the Section 24.3 Transition Extension Period) provided that (i) Contractor shall be paid for such Transition Services in accordance with Article 24.5 below and (ii) Contractor shall have no obligation to perform any such Transition Services under this Section 24.3 after the end of any Section 24.3 Transition Extension Period. Notwithstanding anything to the contrary above, Contractor’s obligation to perform Services and Transition Services during the Section 24.3 Transition Extension Period (and all extensions of the Section 24.3 Transition Extension Period) is subject to Customer using diligent

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efforts to transition to a Successor Contractor beginning no later than the Termination Event Notice Date or the Non-Renewal Notice Date, as applicable.

As a condition precedent to Contractor’s obligation (upon the occurrence of either (A) a Termination Event (other than a Termination Event under Section 23.1 (c), (d) or Article 12) or Non-Renewal and, in each case, upon circumstances where Customer has been granted a license under Article 9 hereof, or (B) a Termination Event under Section 23.1(c) or (d), whether or not Customer has been granted a license under Article 9 hereof), (i) to provide the Services during the Section 24.3 Transition Extension Period (and any extensions of the Section 24.3 Transition Extension Period) at the price then in effect on the date of the Termination Event or Non-Renewal for Services during the Section 24.3 Transition Extension Period (and any extensions of the Section 24.3 Transition Extension Period) and (ii) to further extend the Section 24.3 Transition Extension Period to the Transition Acceptance Date, even if to a date beyond the date that is one hundred and eighty (180) days after the Termination Event Notice Date or the Non-Renewal Notice Date, Customer shall deliver to Contractor a “180 Day Termination Notice.” A “180 Day Termination Notice” shall be a notice in writing delivered to Contractor by Customer notifying Contractor of Customer’s intention to terminate the Master Agreement and to no longer receive Services or Transition Services on the 181st calendar day after the date of the notice (the “Designated Service Completion Date”). It being understood that a Designated Service Completion Date can only be established by delivery by Customer of a 180 Day Termination Notice and that once Customer issues a 180 Day Termination Notice, any subsequent Customer notifications to Customer establishing Customer’s intention to terminate this Agreement and to no longer receive Services or Transition Services can only be established by delivery by Customer to Contractor of a 180 Day Termination Notice. Notwithstanding anything to the contrary in this Agreement, in the event that Customer has delivered a 180 Day Termination Notice, Contractor’s obligation to provide Services and Transition Services hereunder shall terminate on the last established Designated Service Completion Date. So long as the most current Designated Service Completion Date has not passed, Customer can deliver one or more 180 Day Termination Notices to Contractor, thereby superseding all immediately prior 180 Day Termination Notices and extending the Designated Service Completion Date to the 181st calendar day after the date of the newest 180 Day Termination Notice.

7.3.5    Replacement of First Paragraph of Section 24.4 in its Entirety

The first paragraph of Section 24.4 is hereby deleted and replaced with the following:

Upon written notice to Contractor, which notice Customer may provide at any time, Contractor shall cooperate with Customer in effecting the orderly transition for responsibility of the Services to a Successor Contractor by performing the services set forth below (collectively, the “Transition Services”) requested by Customer, in addition to the obligation to provide Services, whether or not Customer has issued a Customer’s Notice of Non-Renewal. Contractor shall be paid for the performance of such Transition Services in accordance with Section 24.5. In connection with Transition Services, Contractor shall participate in transition planning activities, engage with any independent third party designated by Customer for the purpose of managing or overseeing a transition, cooperate in LSMS and SOA testing, and planning and development, but not implementation or ongoing Service provision, for both data migration and fallback, provided that the continued operation,

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including in a permitted extension, by Contractor of the NPAC/SMS (including in a fallback capacity) is not considered a Transition Service hereunder.

7.3.6    Insertion of New Section 24.5

The Master Agreement is hereby amended to insert new Section 24.5, set forth in Attachment A hereto, which provides for the pricing applicable to the performance by Contractor of Transition Services, as that term is defined in Article 24. Consequently, the clause, “Contractor shall be paid for such services at reasonable rates, consistent with the charges underlying the pricing schedules set forth in Exhibit E” appearing in each of Sections 24.2, 24.3, and 24.4 of the Master Agreement immediately prior to this Amendment is hereby deleted and replaced with, “(i) Contractor shall be paid for such services in accordance with Section 24.5”.

7.3.7    Insertion of New Section 24.6

The Master Agreement is hereby amended to insert the following new Section 24.6:

24.6    Section 24 Clarifications

Notwithstanding anything to the contrary, Contractor shall be compensated at the pricing provided in the Agreement through the later of (a) the date of the expiration of any Section 24.2 Transition Extension Period and the Section 24.3 Transition Extension Period (b) the Transition Acceptance Date, (c) the Designated Service Completion Date, and (d) the last day of the 180 day period resulting from the last 180 Day Termination Notice.

8.	NO PRESS RELEASE

Contractor shall neither issue nor cause to be issued on its behalf a press release or other similar communication describing the content of this Amendment, except when required by law, rule or regulation; e.g., required public filings at the United States Securities and Exchange Commission or responses to investor inquiries.

9.	FURTHER DISCUSSIONS

Contractor and Customer acknowledge that further discussions may be necessary to address the full scope of a transition to a Successor Contractor, including the scope and terms of additional or extended transition-related services, incuding Services. Consequently, each of Contractor and Customer agree to consider in good faith a request to discuss and, as Contractor and Customer may mutually agree, amend the Master Agreement accordingly.

10.	MISCELLANEOUS

10.1
Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the Amendment Effective Date hereof, any reference in the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the Amendment Effective Date hereof,

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shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit, as modified and amended by this Amendment. From and after the Amendment Effective Date, this Amendment shall be a part of the Master Agreement, including its Exhibits, and, as such, shall be subject to the terms and conditions therein. Each of the respective Master Agreements with respect to separate Service Areas remains an independent agreement regarding the rights and obligations of each of the Parties thereto with respect to such Service Area, and neither this Amendment nor any other instrument shall join or merge any Master Agreement with any other, except by the express written agreement of the Parties thereto.

10.2
If any provision of this Amendment is held invalid or unenforceable the remaining provision of this Amendment shall become null and void and be of no further force or effect. If by rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Amendment or the Master Agreement, this Amendment is required to be rescinded or is declared ineffective or void in whole or in part, whether temporarily, permanently or ab initio (an “Ineffectiveness Determination”), immediately upon such Ineffectiveness Determination and without any requirement on any party to appeal, protest or otherwise seek clarification of such Ineffectiveness Determination, this Amendment shall be rescinded and of no further force or effect retroactively to the Amendment Effective Date. Consequently, the Master Agreement in effect immediately prior to the Amendment Effective Date shall continue in full force and effect in accordance with its terms, unchanged or modified in any way by this Amendment. In the event of an Ineffectiveness Determination, any amounts that would have otherwise been due and payable under the terms and conditions of the Master Agreement, in effect immediately prior to the Amendment Effective Date (including, but not limited to any adjustments necessary to retroactively re-price TN Porting Events under Exhibit E from the Amendment Effective Date through the date of the Ineffectiveness Determination, or other amounts or credits, to any party hereunder), shall be invoiced by Contractor at the earliest practical Billing Cycle in accordance with the Master Agreement and shall be due and payable in accordance with the applicable invoice therewith or shall be credited or applied for the benefit of the Customer or any Allocated Payor in accordance with the Master Agreement.

10.3
This Amendment may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

10.4
If at any time hereafter a Customer, other than a Customer that is a party hereto desires to become a party hereto, such Customer may become a party hereto by executing a joinder agreeing to be bound by the terms and conditions of this Amendment, as modified from time to time.

10.5
This Amendment is the joint work product of representatives of Customer and Contractor; accordingly, in the event of ambiguities, no inferences will be drawn against either party, including the party that drafted the Agreement in its final form.

10.6	This Amendment sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or

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representations between the Parties, whether written or oral, with respect thereto. The modifications, amendments and price concessions made herein were negotiated together and collectively, and each is made in consideration of all of the other terms herein. All such modifications, amendments and price concessions are interrelated and are dependent on each other. No separate, additional or different consideration is contemplated with respect to the modifications, amendments and price concessions herein.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment:

CONTRACTOR: NeuStar, Inc.
By:     /s/ Steven M. Boyce
Its:    Vice President, Finance & Treasurer
Date:    April 7, 2015

CUSTOMER: North American Portability Management LLC, as successor in interest to and on behalf of the Northeast Carrier Acquisition Company, LLC

By:     /s/ Timothy J. Decker
Its:    NAPM LLC Co-Chair
Date:    April 7, 2015

By:     /s/ Tim Kagele
Its:    NAPM LLC Co-Chair
Date:    April 7, 2015

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ATTACHMENT A
TO
AMENDMENT NO. 97
New Section 24.5
24.5    Charges for Transition Services
The pricing for Contractor performing all Transition Services, as that term is defined in this Article 24, and as that term may be amended for any reason, including, but not limited to, giving effect to any rule, regulation, order, opinion or decision of the United States Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Agreement, shall be an amount equal to the Cost plus the Fee, as defined herein.

A.    Costs
As used in this Section 24.5, “Costs” shall include only those costs that have been incurred by Contractor in connection with the performance of Transition Services, which Costs shall include “Direct Costs” and “General & Administrative Costs,” as defined below.
(i) Direct Costs

“Direct Costs” are those costs incurred by Contractor or by a subcontractor or vendor at the direction of Contractor and attributable to the performance of the Transition Services. Direct Costs, include, but are not limited to, costs associated with the following:

•	defining and analyzing requirements

•	designing a solution or method

•	hardware, software licenses, and related maintenance and support

•	complying with requests

•	software development activities, including coding and testing, as well as associated, incremental maintenance and operating expenses thereof

•	system integration testing and regression testing

•	performing program management, quality assurance, configuration control, and documentation control activities

•	labor, employee benefits, incentive payments, bonuses, travel, meals, subcontractors’ and consultants’ expenses

•	costs associated with Contractor’s attendance and preparation for industry or regulator meetings

Direct Costs, however, exclude any credits pertaining to the Master Agreement.

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Substantiation for Direct Costs will include Contractor’s and subcontractors’ timesheets and/or specific invoices from subcontracts or vendors.
(ii) General & Administrative Costs

“General & Administrative Costs” shall equal the product of (I) Direct Costs and (II) the G&A Rate. The “G&A Rate” shall equal 22.2%, which is calculated in accordance with the following formula:
G&A Rate = Full Year G&A Expense .
(Full Year Expense - Full Year G&A Expense)

The amounts comprising “Full Year G&A Expense”, “Full Year Expense” and “Full Year G&A Expense” are set forth in Contractor’s 10-K for the year ending December 31, 2014 (the “Annual Report”) filed with the U.S. Securities and Exchange Commission (SEC), as more particularly defined below.

For purposes of calculating the G&A Rate, the “Full Year Expense” shall equal the sum of the following operating expenses set forth in the Consolidated Statements of Operations Data set forth in Contractor’s Annual Report:

•	Cost of Revenue (excluding depreciation and amortization)

•	Sales and Marketing

•	Research and Development

•	General and Administrative

For purposes of calculating the G&A Rate, the “Full Year G&A Expense” shall equal Contractor’s operating expense identified as General and Administrative in the Consolidated Statements of Operations set forth in Contractor’s Annual Report.

For example, Contractor’s Annual Report for fiscal year 2014 yields the following (in thousands):

Full Year Expense = $577,966
Full Year G&A Expense = $104,970
G&A Rate =$104,970/($577,966- $104,970) = 22.2%

B.    Fee
The “Fee” is the amount that equals ten percent (10%) of the sum of Direct Costs and General & Administrative Costs.

    C.    Invoicing and Payment

(i)	Timing

The pricing under this Section 24.5 shall be included on, and due and payable in accordance with, the monthly invoice that is issued to Allocated Payors (whether Users or non-Users) under the Master Agreement.

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(ii)	Monthly Summary

In conjunction with invoices, Contractor shall prepare and deliver to Customer a report (the “Monthly Summary of Charges”) setting forth the calculation of the fees under this Section 24.5 within the Service Area. Charges for invoices issued hereunder shall be due and payable at the same time as invoices under the Master Agreement are due and payable.
D.    Allocable Charges
The fees and charges under this Section 24.5, once due and payable, are “Allocable Charges” as referenced in the FCC’s Third Report and Order, CC Docket 95-116, RM 8549, FCC 98-82 (“Cost Recovery Order”) and Statement of Work for Billing and Collection Operations and System (“SOW 11”). Pursuant to the Cost Recovery Order, all Allocated Payors in each Subscribing Customer’s respective Service Area are to be invoiced a portion of the Allocated Charges resulting from this Section 24.5, as determined by an allocation percentage based on Allocated Payor revenue, provided that Allocated Payors with no Allocated Payor revenue (i.e. wholesalers) are to be invoiced One Hundred Dollars ($100) per Service Area per year. Customer understands that as a result of the Third Report and Order, the Allocated Payors in each Subscribing Customer’s Service Areas are responsible to pay the fees and charges set forth in this Section 24.5.
E.    Users’ Liability for Payments
For the purposes of and in accordance with Section 23.3 (“Users’ Liability for Payments”) of the Master Agreement and the Cost Recovery Order, this Transition Services shall be considered by all Allocated Payors to be services performed prior to any effective date of termination. Accordingly and notwithstanding any other provisions to the contrary in the Master Agreement or any exhibit attached thereto, in the event any amounts owed pursuant to this Section 24.5 remain outstanding upon any termination or expiration of the Master Agreement, such amounts shall be immediately due and payable by the charged Allocated Payors as provided for herein.
F.    Price Review
Within ninety (90) days after the expiration of Contractor’s obligation under the Master Agreement to provide Transition Services under Article 24, Contractor shall cause its regular independent auditor (“Contractor’s Auditor”) commence a review of the accuracy and validity of the Costs incurred under this Section 24.5 (the “Transition Services Price Review”). Within sixty (60) days after commencing the Transition Services Price Review, Contractor’s Auditor shall issue a sufficiently detailed report (“Transition Services Price Report”) to the Contractor validating the Costs incurred and Fee applied. Contractor shall make available to Contractor’s Auditor such documentation necessary to conduct the Transition Services Price Review and issue the Transition Services Price Report, including the following: General Ledger reports, Accounts Payable vouchers, invoices, and documents supporting purchases, Timecard records of Contractor employees charging their time, other financial records used to support general ledger activity and any other records reasonably requested by Contractor’s Auditor (collectively, the “Transition Services Price Review Documents”).
Contractor shall present Customer with the Transition Services Price Report within thirty (30) calendar days

CONFIDENTIAL

Amendment No. 97 (NE)
SOW:    ☑ No
☐ Yes

after Contractor’s receipt of the Transition Services Price Report. Upon Customer’s receipt of the Transition Services Price Report, Customer shall have forty-five (45) calendar days to review the Transition Services Price Report and do, at Subscribing Customer’s sole cost and expense, either of the following (i) meet with Contractor’s Auditor to review and have explained the Transition Services Price Report, or (ii) inform Contractor in writing that Customer shall employ a separate auditor (“Customer’s Auditor”) to conduct a separate review of the accuracy and validity of the Costs incurred under Section 24.5. Customer’s Auditor will be given reasonable access to the Transition Services Review Documents, pending execution of a standard release letter to be supplied by Contractor’s Auditor. Customer’s Auditor shall complete such separate review within ninety (90) days of receipt of the Transition Services Price Report. Before access is given to Customer’s Auditor, Customer’s Auditor will have to execute a non-disclosure agreement with Contractor to prevent the disclosure of Contractor proprietary or confidential information or other information not relevant to verifying the accuracy and validity of the Costs incurred by the Contractor under Section 24.5.
If it is determined by Contractor’s Auditor that the pricing under Section 24.5 is greater than the Costs plus the Fee applied, Contractor shall refund the overcharge to Subscribing Customers, with interest equal to the financing charge applied under Section 9.1(d). Furthermore, if the Contractor’s Auditor’s Transition Services Price Report reveals an overcharge greater than seven and one half percent (7.5%) of the actual Costs and Fee applied, Contractor shall reimburse Subscribing Customers for the reasonable costs of such review by the Customer’s Auditor; provided however that such reimbursement for Subscribing Customers collectively shall not exceed One Hundred Thousand US Dollars (US $100,000).
Notwithstanding anything to the contrary the amounts invoiced hereunder shall be due and payable by Allocated Payors, without any right to set-off. In the event any amount is owed to Allocated Payors after the completion of the audit process as contemplated under this Section, Subscribing Customers shall be entitled to such refund.
G.    Gateway Evaluation Process
The computation, division, apportioning, issuance, application, and invoicing of invoices containing fees calculated under Section 24.5 shall be auditable and included in determining “Billing Timeliness” for purposes of Element No. 7a, determining “Billing Accuracy” for purposes of Element No. 7b, and determining “Reporting” for purposes of Element No. 2 of the Gateway Evaluation Process, as set forth in Article 32 of the Agreement, only upon the third (3rd) Billing Cycle after its sending; provided that Customer and Contractor have issued an updated GEP Metrics Document as set forth in Article 32 of this Agreement. All invoices issued prior to the date of such invoice after the Third Billing Cycle shall be deemed timely for purposes of Element No. 7a, accurate for purposes of Element No. 7b, satisfied for purposes of Element No. 2 of the Gateway Evaluation Process. Nothing herein shall preclude Contractor from issuing an adjustment credit to reflect the proper computation, division, apportioning, issuance, application, and invoicing under any one or more invoices issued thereafter in accordance with the updated GEP Metrics Document. For purposes of the GEP, a copy of this Amendment shall serve as a waiver letter signed by Contractor and Customer.

CONFIDENTIAL